SUB-ITEM 77Q1(E)

                            MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By: /s/ John M. Zerr
              -------------------

          Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By: /s/ John M. Zerr
              -------------------

          Title: Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

AIM EQUITY FUNDS
(INVESCO EQUITY                                                                       EXPIRATION
    FUNDS)                     WAIVER DESCRIPTION                 EFFECTIVE DATE         DATE
----------------     ---------------------------------------      --------------      -----------
Invesco Charter      Invesco will waive advisory fees to the      1/1/2005            12/31/2012
Fund                 extent necessary so that advisory fees
                     Invesco receives do not exceed the
                     annualized rates listed below.
                     0.75% of the first $150M
                     0.615% of the next $4.85B
                     0.57% of the next $2.5B
                     0.545% of the next $2.5B
                     0.52% of the excess over $10B
Invesco              Invesco will waive advisory fees to the      3/27/2006           12/31/2012
Constellation Fund   extent necessary so that advisory fees
                     Invesco receives do not exceed the
                     annualized rates listed below.
                     0.695% of the first $250M
                     0.615% of the next $4B
                     0.595% of the next $750M
                     0.57% of the next $2.5B
                     0.545% of the next $2.5B
                     0.52% of the excess over $10B

  AIM TAX-EXEMPT
FUNDS (INVESCO TAX-                                                                EXPIRATION
  EXEMPT FUNDS)                  WAIVER DESCRIPTION             EFFECTIVE DATE       DATE
--------------------  ---------------------------------------   --------------     -----------
Invesco Van Kampen    Invesco will waive advisory fees in the  2/12/2010           6/30/2012
Intermediate Term     amount of 0.10% of the Fund's average
Municipal Income      daily net assets
Fund
Invesco Van Kampen
New York Tax Free
Income Fund           Invesco will waive advisory fees in the  2/12/2010           6/30/2012
                      amount of 0.25% of the Fund's
                      average daily net assets

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                             EXPIRATION
   SERIES TRUST)                   WAIVER DESCRIPTION            EFFECTIVE DATE     DATE
---------------------  ---------------------------------------  ---------------  -----------
Premier Portfolio      Invesco will waive advisory fees in the    2/1/2011        1/31/2012
                       amount of 0.07% of the Fund's average
                       daily net assets
Premier U.S.           Invesco will waive advisory fees in the    2/1/2011        1/31/2012
Government Money       amount of 0.07% of the Fund's average
Portfolio              daily net assets

  AIM VARIABLE
INSURANCE FUNDS
(INVESCO VARIABLE                                                                        EXPIRATION
INSURANCE FUNDS)                     WAIVER DESCRIPTION                 EFFECTIVE DATE      DATE
----------------------  ----------------------------------------------  --------------   -----------
Invesco V. I. Capital   Invesco will waive advisory fees to the extent     1/1/2005       4/30/2012
Development Fund        necessary so that advisory fees Invesco
                        receives do not exceed the annualized rates
                        listed below.
                        0.745% of the first $250M
                        0.73% of the next $250M
                        0.715% of the next $500M
                        0.70% of the next $1.5B
                        0.685% of the next $2.5B
                        0.67% of the next $2.5B
                        0.655% of the next $2.5B
                        0.64% of the excess over $10B


                                                                SUB-ITEM 77Q1(E)

                          EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                             EFFECTIVE DATE     COMMITTED UNTIL
----------------------------------------------------  -----------------  ---------------
Invesco California Tax-Free Income Fund               February 12, 2010   June 30, 2012
Invesco Core Plus Bond Fund                             June 2, 2009      June 30, 2012
Invesco Dividend Growth Securities Fund               February 12, 2010   June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                 February 12, 2010   June 30, 2012
Invesco Floating Rate Fund                              July 1, 2007      June 30, 2012
Invesco S&P 500 Index Fund                            February 12, 2010   June 30, 2012
Invesco Select Real Estate Income Fund                  July 1, 2007      June 30, 2012
Invesco Structured Core Fund                            July 1, 2007      June 30, 2012
Invesco Van Kampen American Franchise Fund            February 12, 2010   June 30, 2012
Invesco Van Kampen Equity and Income Fund             February 12, 2010   June 30, 2012
Invesco Van Kampen Growth and Income Fund             February 12, 2010   June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund  February 12, 2010   June 30, 2012
Invesco Van Kampen Small Cap Growth Fund              February 12, 2010   June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                          EFFECTIVE DATE  COMMITTED UNTIL
---------------------------------  --------------  ---------------
Invesco Capital Development Fund    July 1, 2007    June 30, 2012
Invesco Charter Fund                July 1, 2007    June 30, 2012
Invesco Constellation Fund          July 1, 2007    June 30, 2012
Invesco Disciplined Equity Fund    July 14, 2009    June 30, 2012
Invesco Diversified Dividend Fund   July 1, 2007    June 30, 2012
Invesco Summit Fund                 July 1, 2007    June 30, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                      EFFECTIVE DATE  COMMITTED UNTIL
----------------------------------------  --------------  ---------------
Invesco European Small Company Fund       July 1, 2007    June 30, 2012
Invesco Global Core Equity Fund           July 1, 2007    June 30, 2012
Invesco International Small Company Fund  July 1, 2007    June 30, 2012
Invesco Small Cap Equity Fund             July 1, 2007    June 30, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                    EFFECTIVE DATE   COMMITTED UNTIL
-------------------------------------  ----------------- ---------------
Invesco Convertible Securities Fund    February 12, 2010  June 30, 2012
Invesco Global Equity Fund             July 1, 2007       June 30, 2012
Invesco Mid Cap Core Equity Fund       July 1, 2007       June 30, 2012
Invesco Small Cap Growth Fund          July 1, 2007       June 30, 2012
Invesco Van Kampen Leaders Fund        February 12, 2010  June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund  February 12, 2010  June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                       EFFECTIVE DATE  COMMITTED UNTIL
------------------------------------------ --------------  ----------------
Invesco Asia Pacific Growth Fund            July 1, 2007    June 30, 2012
Invesco European Growth Fund                July 1, 2007    June 30, 2012
Invesco Global Growth Fund                  July 1, 2007    June 30, 2012
Invesco Global Small & Mid Cap Growth Fund  July 1, 2007    June 30, 2012
Invesco International Growth Fund           July 1, 2007    June 30, 2012
Invesco International Core Equity Fund      July 1, 2007    June 30, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                       EFFECTIVE DATE         COMMITTED UNTIL
--------------------------------------------------------   ----------------       ----------------
Invesco Balanced-Risk Allocation Fund*                     May 29, 2009           June 30, 2012
Invesco Balanced-Risk Commodity Strategy Fund**            November 29, 2010      June 30, 2012
Invesco China Fund                                         July 1, 2007           June 30, 2012
Invesco Commodities Strategy Fund***                       February 12, 2010      June 30, 2012
Invesco Developing Markets Fund                            July 1, 2007           June 30, 2012
Invesco Emerging Markets Equity Fund                       May 11, 2011           June 30, 2012
Invesco Emerging Market Local Currency Debt Fund           June 14, 2010          June 30, 2012
Invesco Endeavor Fund                                      July 1, 2007           June 30, 2012
Invesco Global Advantage Fund                              February 12, 2010      June 30, 2012
Invesco Global Health Care Fund                            July 1, 2007           June 30, 2012
Invesco International Total Return Fund                    July 1, 2007           June 30, 2012
Invesco Pacific Growth Fund                                February 12, 2010      June 30, 2012
Invesco Small Companies Fund                               July 1, 2007           June 30, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund   February 12, 2010      June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
--------------------------------------  -----------------  ---------------
Invesco Dynamics Fund                      July 1, 2007     June 30, 2012
Invesco Global Real Estate Fund            July 1, 2007     June 30, 2012
Invesco High Yield Fund                    July 1, 2007     June 30, 2012
Invesco High Yield Securities Fund       February 12, 2010  June 30, 2012
Invesco Limited Maturity Treasury Fund     July 1, 2007     June 30, 2012
Invesco Money Market Fund                  July 1, 2007     June 30, 2012
Invesco Municipal Bond Fund                July 1, 2007     June 30, 2012
Invesco Real Estate Fund                   July 1, 2007     June 30, 2012
Invesco Short Term Bond Fund               July 1, 2007     June 30, 2012
Invesco U.S. Government Fund               July 1, 2007     June 30, 2012
Invesco Van Kampen Corporate Bond Fund   February 12, 2010  June 30, 2012

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                                                                SUB-ITEM 77Q1(E)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------  -----------------  ---------------
Invesco Energy Fund                          July 1, 2007       June 30, 2012
Invesco Gold & Precious Metals Fund          July 1, 2007       June 30, 2012
Invesco Leisure Fund                         July 1, 2007       June 30, 2012
Invesco Technology Fund                      July 1, 2007       June 30, 2012
Invesco Technology Sector Fund               February 12, 2010  June 30, 2012
Invesco U.S. Mid Cap Value Fund              February 12, 2010  June 30, 2012
Invesco Utilities Fund                       July 1, 2007       June 30, 2012
Invesco Value Fund                           February 12, 2010  June 30, 2012
Invesco Van Kampen American Value Fund       February 12, 2010  June 30, 2012
Invesco Van Kampen Comstock Fund             February 12, 2010  June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund       February 12, 2010  June 30, 2012
Invesco Van Kampen Small Cap Value Fund      February 12, 2010  June 30, 2012
Invesco Van Kampen Value Opportunities Fund  February 12, 2010  June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
-----------------------------------------------------   -----------------  ---------------
Invesco High Income Municipal Fund                        July 1, 2007     June 30, 2012
Invesco Tax-Exempt Cash Fund                              July 1, 2007     June 30, 2012
Invesco Tax-Free Intermediate Fund                        July 1, 2007     June 30, 2012
Invesco Van Kampen High Yield Municipal Fund            February 12, 2010  June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income
       Fund                                             February 12, 2010  June 30, 2012
Invesco Van Kampen Municipal Income Fund                February 12, 2010  June 30, 2012

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                    EFFECTIVE DATE      COMMITTED UNTIL
----------------------------------------------         -----------------    ---------------
Invesco V.I. Balanced-Risk Allocation Fund****         December 22, 2010    June 30, 2012
Invesco V.I. Basic Value Fund                           July 1, 2007        June 30, 2012
Invesco V.I. Capital Appreciation Fund                  July 1, 2007        June 30, 2012
Invesco V.I. Capital Development Fund                   July 1, 2007        June 30, 2012
Invesco V.I. Core Equity Fund                           July 1, 2007        June 30, 2012
Invesco V.I. Diversified Income Fund                    July 1, 2007        June 30, 2012
Invesco V.I. Dividend Growth Fund                      February 12, 2010    June 30, 2012
Invesco V.I. Global Health Care Fund                    July 1, 2007        June 30, 2012
Invesco V.I. Global Real Estate Fund                    July 1, 2007        June 30, 2012
Invesco V.I. Government Securities Fund                 July 1, 2007        June 30, 2012
Invesco V.I. High Yield Fund                            July 1, 2007        June 30, 2012
Invesco V.I. High Yield Securities Fund                February 12, 2010    June 30, 2012
Invesco V.I. International Growth Fund                  July 1, 2007        June 30, 2012
Invesco V.I. Leisure Fund                               July 1, 2007        June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                   July 1, 2007        June 30, 2012
Invesco V.I. Money Market Fund                          July 1, 2007        June 30, 2012
Invesco V.I. S&P 500 Index Fund                        February 12, 2010   June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted
S&P 500 Fund                                           February 12, 2010    June 30, 2012
Invesco V.I. Small Cap Equity Fund                      July 1, 2007        June 30, 2012
Invesco V.I. Technology Fund                            July 1, 2007        June 30, 2012
Invesco V.I. Utilities Fund                             July 1, 2007        June 30, 2012

----------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

FUND                                                    EFFECTIVE DATE      COMMITTED UNTIL
----------------------------------------------         -----------------    ---------------
Invesco Van Kampen V.I. Capital Growth Fund             February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                   February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund          February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund        February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund          February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund             February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund              February 12, 2010    June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                               EFFECTIVE DATE  COMMITTED UNTIL
---------------------------------  --------------  ---------------
Government TaxAdvantage Portfolio   July 1, 2007    June 30, 2012
STIC Prime Portfolio                July 1, 2007    June 30, 2012
Treasury Portfolio                  July 1, 2007    June 30, 2012